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                                                                 EXHIBIT 3.49(a)

                           CERTIFICATE OF CORRECTION
                        TO CERTIFICATE OF INCORPORATION

                                      OF

                             BLACK BEAR MINING CO.

                                   * * * * *

                         Pursuant to (S)103 (f) of the
               General Corporation Law of the State of Delaware

                                   * * * * *

     The undersigned being the sole incorporator of Black Bear Ming Co., a corporation organized under and by virtue of the laws of the State of Delaware DOES HEREBY CERTIFY:

     1. The name of the corporation (hereinafter called the "Corporation") is Black Bear Mining Co.

     2. The Certificate of Incorporation, which was filed with the Secretary of State of Delaware on May 13, 1992, is hereby corrected.

     3. The inaccuracy to be corrected in said instrument is as follows: The name of the corporation as referred to in the heading and ARTICLE ONE.

     4.   The portions of the instrument in corrected form are as follows:

                         CERTIFICATE OF INCORPORATION
                                      OF
                           BLACK BEAR MINING COMPANY
and
                                  ARTICLE ONE

     The name of the corporation is Black Bear Mining Company.

Signed on June 9, 1992.

                                          Black Bear Mining, Co.,
                                          a Delaware corporation

                                          /s/ Thaddine G. Gomez
                                          -----------------------
                                          Thaddine G. Gomez
                                          Sole Incorporator
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                                                                 EXHIBIT 3.49(a)

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                           BLACK BEAR MINING COMPANY

     The undersigned, Michael D. Bauersachs and Kevin L. Yocum, being the President and Secretary, respectively, of Black Bear Mining Company, a corporation and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), do hereby certify as follows:

     1. That the Directors of the Corporation pursuant to a Written Consent and in accordance with Sections 141(f) and 242 of the General Corporation Law of the State of Delaware, adopted the resolution set forth below proposing an amendment to the Certificate of Incorporation of the Corporation (the "Amendment") and further directed that the Amendment be submitted to the stockholders of the Corporation entitled to vote thereon for their consideration and approval.

         RESOLVED, that the Certificate of Incorporation of the Corporation be amended by deleting Article First and creating a new Article First to read as following (the "Amendment"):

         "FIRST: The name of the corporation is Zenergy, Inc. (hereinafter called "the Corporation" or "this Corporation")."

     2. That the Sole Stockholder of the Corporation, by written consent, approved and adopted the Amendment in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned, being the President and Secretary hereinabove named, for the purpose of amending the Certificate of Incorporation of the Corporation pursuant to the General Corporation Law of the State of Delaware, under penalties of perjury do each hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true, and accordingly have hereunto signed this Certificate of Amendment to Certificate of Incorporation this 12th day of June, 1996.

                              By:  /s/ Michael D. Bauersachs
                                   -------------------------
                                       Michael D. Bauersachs
                                       President

ATTEST:


/s/ Kevin L. Yocum
-------------------------
Kevin L. Yocum, Secretary